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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 10, 2000, except for Note 13, which is as of May 19, 2000, relating to the consolidated financial statements, which appears in 8x8, Inc.'s Annual Report on Form 10-K for the year ended March 31, 2000.


PricewaterhouseCoopers LLP

San Jose, California
July 14, 2000